Cash and cash equivalents	12 Months Ended
Dec. 31, 2025
Cash and cash equivalents [abstract]
Cash and cash equivalents

12. Cash and cash equivalents

	2025	2024
	€	€
Cash and cash equivalents	291,678,888	280,728,037
	291,678,888	280,728,037

The Cash and cash equivalents consist of bank balances and money market funds and are not subject to any restriction. Of the cash on hand, €0.1 million relates to guarantees. Cash and cash equivalent balances as of December 31, 2025 include investments in money market funds of €232.5 million at fair market value. (Cost: €241.2 million) (December 31, 2024: Euro nil).